Net Income (Loss) Per Share	12 Months Ended
Mar. 31, 2020
Earnings Per Share [Abstract]
Net Income (Loss) Per Share	Net Income (Loss) Per Share
On August 1, 2019, the Company completed its IPO in which the Company issued and sold 38,873,174 shares of common stock at a price to the public of $16.00 per share. These shares are included in the common stock outstanding as of that date.
For the years ended March 31, 2018, 2019, and 2020, basic and diluted net income (loss) per share have been retrospectively adjusted to reflect the conversion of equity in connection with the reorganization transactions described in Note 2. Basic and diluted net income (loss) per share was derived from a unit conversion factor of $16.00 per share as determined by the board of managers of Dynatrace Holdings LLC on July 30, 2019.
The following table sets forth the computation of basic and diluted net income (loss) per share (in thousands, except per share data):

	Fiscal Year Ended March 31,
	2018	2019	2020
Numerator:
Net income (loss)	$9,222	$(116,194)	$(418,024)
Denominator:
Weighted average shares outstanding, basic and diluted	231,956	235,939	264,933
Net income (loss) per share, basic and diluted	$0.04	$(0.49)	$(1.58)

The effect of certain common share equivalents were excluded from the computation of weighted average diluted shares outstanding for the years ended March 31, 2018, 2019, and 2020 as inclusion would have resulted in anti-dilution. A summary of these weighted-average anti-dilutive common share equivalents is provided in the table below (in thousands):

	Fiscal Year Ended March 31,
	2018	2019	2020
Stock options	—	—	4,763
Unvested restricted stock and RSUs	—	—	3,819
Shares committed under ESPP	—	—	64
Unvested equity awards	10,038	6,399	—